UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒                               Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Quanex Building Products Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Schedule 14A filing relates to the proposed acquisition (the “Transaction”) of Tyman plc, a company incorporated in England and Wales (“Tyman”) by Quanex Building Products Corporation, a Delaware corporation (“Quanex” or the “Company”).

The following communications were distributed by the Company on April 22, 2024 and are filed herewith:

•	Transaction microsite (Cached Pages Screenshots)
•	Social media posts (Linkedin and Facebook)
•	E-mail letter to employees of the Company
•	Company employee FAQ
•	Transaction infographic
•	Analyst Call Transcript

IMPORTANT DISCLAIMER RECOMMENDED CASH AND SHARE ACQUISITION ("ACQUISITION") OF TYMAN PLC ("TARGET") BY QUANEX BUILDING PRODUCTS CORPORATION ("BIDDER") ACCESS TO THIS AREA OF THE WEBSITE ("MICROSITE") MAY BE RESTRICTED UNDER SECURITIES LAWS OR REGULATIONS IN CERTAIN JURISDICTIONS. THIS NOTICE REQUIRES YOU TO CONFIRM CERTAIN MATTERS (INCLUDING THAT YOU ARE NOT RESIDENT IN SUCH A JURISDICTION), BEFORE YOU MAY OBTAIN ACCESS TO THE INFORMATION ON THIS MICROSITE. THESE MATERIALS ARE NOT DIRECTED AT OR INTENDED TO BE ACCESSIBLE BY PERSONS RESIDENT IN ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION OR WOULD RESULT IN A REQUIREMENT TO OBTAIN A CONSENT OR COMPLY WITH ANY OTHER FORMALITY WHICH BIDDER REGARDS AS UNDULY ONEROUS (A "RESTRICTED JURISDICTION"). THIS MICROSITE CONTAINS CERTAIN ANNOUNCEMENTS, DOCUMENTS AND INFORMATION (THE "INFORMATION") PUBLISHED BY BIDDER AND/OR TARGET RELATING TO THE POSSIBLE OFFER IN COMPLIANCE WITH THE UK CITY CODE ON TAKEOVERS AND MERGERS (THE "UK TAKEOVER CODE"). THE INFORMATION IS BEING MADE AVAILABLE IN GOOD FAITH AND FOR INFORMATION PURPOSES ONLY, AND ITS AVAILABILITY IS SUBJECT TO THE TERMS AND CONDITIONS SET OUT BELOW. NO OFFER CAN BE VALIDLY ACCEPTED (OR, IF SUCH OFFER IS TO BE EFFECTED BY WAY OF A SCHEME OF ARRANGEMENT, VOTED IN FAVOUR OF) BY TARGET OR ITS SHAREHOLDERS OR ANY OTHER PERSONS BY MEANS

II This transformative acquisition accelerates our journey to becoming 'BIGGER', creating a leading supplierof building products with a more diverse geographic footprint, product offering and customer base. With significantly enhanced scale, we are looking forward to fully optimizing our portfolio of products and assets to position Quanex as a comprehensive solutions provider for our customers. Importantly, we expect employees of both companies to also benefit from increased opportunities as part of a larger organization with expanded engineering, design and manufacturing capabilities. As one company, we will have an enhanced financial profile grounded in attractive margins, strong free cash flow and a healthy balance sheet, that will enable us to invest in organic and inorganic growth opportunities to deliver superior returns for investors. The industrial logic and strategic rationale of bringing Quanex and Tyman together are clear and compelling, and we are confident in our ability to drive meaningful value creation for both Quanex and Tyman shareholders and enhanced market offerings for our customer base:JOINT TRANSACTION INFOGRAPHIC Quanex to Acquire Tyman, Creating a Comprehensive Solutions Provider in the Buildings Products Industry E+IIIHifoiRESOURCES AND DOCUMENTS- Rule 2.7 Announcement: Recommended Cash and Share Offer for Tyman by Quanex - Press Release: Quanex Building Products to Acquire Ty man, Creating a Comprehensive Solutions Provider in the Building Products Industry - Investor Presentation: Quanex to Acquire Tyman

 Forward-Looking Statements This document (including information incorporated herein by reference) contains certain "forward-looking statements". These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the transaction on the combined company, the expected liming and scope of the transaction, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as "will", "may", "should", "believe", "intends", "expects", "anticipates", "targets", "estimates" and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of the combined company. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the transaction is implemented, the inability of the combined company to integrate successfully Quanex's and Tyman's operations when (and if) the transaction is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex's most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this document. These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document . All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Quanex does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules. No Offer or Solicitation The information contained in this document is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transaction or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this document is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations. Important additional information will be filed with the SEC In connection with the transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement (the "Proxy Statement"). BEFORE MAKING ANY VOTING DECISION, QUANEX'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Quanex's stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SE C's website at b!!R:i/www.sec.gQY. Quanex's stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex's website at b!!Rs://investors.guanex.com/. Participants in the solicitation Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when ii is filed with the SEC. Information regarding Quanex's directors and executive officers is contained in Quanex's Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

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TO: All Quanex Employees

FROM: George Wilson

Subject: A Message from Quanex Chairman, President and CEO

Quanex Team,

As a team, we have been making solid progress executing our BIGGER strategic roadmap for growth and value creation. Today, I am excited to share that we announced an agreement to acquire Tyman, creating a comprehensive solutions provider with a larger scale and a more diverse geographic footprint, product offering and customer base. We are excited to continue building on our progress and accelerating our growth with this transformative acquisition.

Many of you may know Tyman, a UK-based provider of differentiated, highly-engineered fenestration products and access solutions. Tyman brings to Quanex a portfolio of trusted brands, routes to market and manufacturing processes, and a customer base that is complementary to our own. In addition, we will benefit from Tyman’s international footprint, which builds on our presence in the U.K. and Germany.

Our leadership has followed Tyman for several years as we’ve looked to execute on our bold acquisition strategy to drive growth in key areas. Acquiring Tyman fits within our stated framework, giving us an enhanced product offering and access to additional markets while moving us further down The Road to $2 Billion. Together with Tyman’s talented team and portfolio as part of Quanex, we expect to grow in attractive product categories and geographies.

As we have spent more time with the Tyman team, their execution-focused culture, focus on sustainability and strong commitment to working safely and efficiently has continued to impress us. It is clear that our two companies are culturally similar. What’s more, we expect employees from both Quanex and Tyman to benefit from the opportunities that come with being part of a larger, more global organization with expanded engineering, design and manufacturing capabilities.

I hope you share my enthusiasm for the opportunities ahead. However, until this transaction closes, which we expect to occur in the second half of calendar year 2024, we will continue to operate as separate, independent companies. In the meantime, it remains business as usual at Quanex and I ask that you please remain focused on your daily responsibilities.

I understand you will likely have questions about this announcement and I have included FAQs as part of this email to assist with answering questions you may have, along with a copy of our press release. You will also find Spanish and German translations of this message and the FAQs.

Thank you all for your tremendous efforts in getting Quanex to where we are today. Our future is bright and with today’s announcement, even BIGGER.

Sincerely,

George Wilson

Chairman, President and Chief Executive Officer

Forward-Looking Statements

This document (including information incorporated herein by reference) contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the transaction on the combined company, the expected timing and scope of the transaction, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of the combined company. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the transaction is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the transaction is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this document.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document . All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Quanex does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this document is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transaction or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this document is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, QUANEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://investors.quanex.com/.

Participants in the solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

1.	What was announced?
•	We reached an agreement on the terms of a recommended cash and share offer under which Quanex will acquire Tyman.
•	As a team, we have been making solid progress executing our BIGGER strategic roadmap for growth and value creation.
•	This transformative acquisition of Tyman will create a comprehensive solutions provider in the building products industry with a larger scale and a more diverse geographic footprint, product offering and customer base.
•	We are excited to continue building on our progress and accelerating our growth with this transaction.

2.	Who is Tyman?
•	Tyman is a UK-based provider of differentiated, highly-engineered fenestration products and access solutions.
•	Tyman’s family of brands includes highly regarded names with wide customer bases. Tyman offers product solutions in the window and door hardware, commercial access solutions, and seals and extrusions verticals, for residential and commercial users across its North America, UK and Ireland, and International divisions.
•	Tyman’s portfolio is complementary to ours, and we will also benefit from its international footprint, which builds on our presence in the UK and Germany.

3.	Why did we enter into this transaction now? What are the benefits of the combination?
•	Our leadership has followed Tyman for several years as we’ve looked to execute on our bold acquisition strategy to drive growth in key areas.
•	Acquiring Tyman fits within our stated framework, giving us an enhanced product offering and access to additional markets while moving further down the Road to $2 billion.
•	Together, with Tyman’s talented team and portfolio as part of Quanex, we expect to grow in attractive product categories and geographies.

4.	Does the acquisition of Tyman change our strategy?
•	Our strategy remains unchanged.
•	In fact, the acquisition of Tyman accelerates our journey to becoming ’BIGGER’ and aligns with our bold acquisition strategy for growth and value creation.
•	With significantly enhanced scale, we look forward to fully optimizing our portfolio of products and assets to solidify our position as a comprehensive solutions provider for our customers.

5.	When will the transaction be completed? What is required to close the transaction?
•	The transaction is currently expected to close in the second half of calendar year 2024, subject to the satisfaction of customary closing conditions, including shareholder approval from both Tyman and Quanex shareholders and regulatory approvals.

6.	What does this transaction mean for employees? Will there be layoffs as a result of the transaction? Will there be any closures of manufacturing facilities?
•	This acquisition is about driving our continued profitable growth. Our people are the key to success, and we look forward to welcoming Tyman’s team to position us as a comprehensive solutions provider for our customers.
•	Importantly, there are no changes to how we work today. Until the transaction closes, which we currently expect to occur in the second half of calendar year 2024, we will continue to operate as separate, independent companies.
•	We are establishing a team to develop a detailed integration plan that successfully brings together the best talent to ensure a ‘best-in-class’ offering. We will provide updates as we move through the process.
•	It remains business as usual, and employees should remain focused on daily responsibilities.

7.	What are the plans to integrate the two companies? Who will lead the integration effort?
•	We just announced this transaction, and we will be establishing a team to develop a detailed integration plan.
•	Our team has a proven track record of successfully integrating acquired companies.
•	Until the transaction closes, we will continue to operate as separate, independent companies.
•	We will provide updates as we move through the process.

8.	Who will lead the combined company?
•	George Wilson will continue to serve as Chairman, President and Chief Executive Officer, supported by the Quanex executive management team.

9.	Will Quanex change its headquarters?
•	Our headquarters will remain in its current location in Houston, Texas.

10.	Will there be any changes to employee compensation or benefits plans?
•	There are no anticipated changes to Quanex compensation and benefits as a result of this transaction.

11.	Can I buy and sell stock between now and close?
•	Quanex stock continues to trade on the public market, and you can continue to make investment and trading decisions subject to ongoing regulations and our existing policies, including our insider trading policy.

12.	Can I reach out to Tyman employees to discuss the combination?
•	As we remain two separate companies until the transaction closes, please do not engage with Tyman employees unless you are directed to do so by a member of the Strategy Council.

13.	Why were we not given a heads up that this announcement was coming?
•	As with any announcement, we aim to be as transparent as possible in our communications.
•	However, given that both we and Tyman are public companies, when announcing a transaction like this we must adhere to regulatory requirements that dictate when and how we communicate about material events.
•	Now that the transaction has been announced, we are sharing the details with you.

14.	Can I post about the transaction on social media?
•	You should feel free to repost news about the transaction from official Quanex social channels, but we would ask that you do so without additional comment.
•	Beyond that, please do not discuss, comment on or respond to discussions on social media regarding the transaction.

15.	What should I tell customers, suppliers, or community members that ask me about the transaction?
•	Please reiterate that we are operating as usual, with no changes to our services, business relationships or company contacts at this time.
•	Delivering the product our customers and partners have come to expect remains our top priority.
•	If any customer expresses concerns, please let your sales leader know so they can be available to speak to the client.

16.	What do I do if I am contacted by media, investors or other third parties?
•	If you receive any questions from the media or investors/analysts regarding this matter, please forward them to Scott Zuehlke at Scott.Zuehlke@quanex.com.

17.	Who can I contact if I have questions?
•	If you have any further questions, do not hesitate to reach out to your manager or email inquiry@quanex.com.

Forward-Looking Statements

This document (including information incorporated herein by reference) contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the transaction on the combined company, the expected timing and scope of the transaction, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of the combined company. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the transaction is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the transaction is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this document.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document . All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Quanex does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this document is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transaction or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this document is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, QUANEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://investors.quanex.com/.

Participants in the solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

Quanex + TYMAN



# Quanex to Acquire Tyman, Creating a Comprehensive Solutions Provider in the Buildings Products Industry

## Delivers an Enhanced Offering of Differentiated Engineered Components for OEMs

| | | |
|---|---|---|
| **Insulating Glass Spacers** | **Window & Door Components** (grills, cladding, thresholds, etc.) | **Window & Patio Profiles & Screens** |
| **Window & Door Seals & Extrusions** | **Window & Door Hardware** (locks, hinges, handles, decorative, etc.) | **Commercial Access Solutions** (riser doors, roof hatches, railings, etc.) |
| **Smartware & Automation** (electronic access, sensors, alarms, etc.) | **Cabinet Components** (doors, fronts, frames, etc.) | **Other Components** (vinyl fencing, custom mixing, flashing tape, etc.) |

## Highly Complementary and Strategic Fit Across Products and Geographies

**PRODUCTS**

Complementary product portfolio and customer base with significant cross-selling opportunity

**GEOGRAPHY**

Expands franchise in North America and introduces new international footprint to couple with Quanex's existing UK and German presence

## Compelling Strategic Rationale

- Aligns with Quanex's 'BIGGER' strategic roadmap for growth and value creation
- Creates a larger, more diversified supplier of components to OEMs
- Strengthens brand leadership
- Enhances financial profile by accelerating growth and increasing profitability
- Substantial value creation unlocked for both Tyman and Quanex shareholders through material synergy opportunity



"This transformative acquisition accelerates our journey to becoming 'BIGGER,' creating a leading supplier of building products with a more diverse geographic footprint, product offering and customer base. With significantly enhanced scale, we are looking forward to fully optimizing our portfolio of products and assets to position Quanex as a comprehensive solutions provider for our customers. As one company, we will have an enhanced financial profile grounded in attractive margins, strong free cash flow and a healthy balance sheet, that will enable us to invest in organic and inorganic growth opportunities to deliver superior returns for investors."

**— George Wilson, Chairman, President and Chief Executive Officer of Quanex**

1 Based on FY 2023A financial figures using October 31, 2023 year end for Quanex and December 31, 2023 year end for Tyman. Assumes GBP:USD exchange rate of 1.2439 for 2023.

## Transaction Overview

**Under the cash and share offer, Quanex will acquire** the entire issued and to be issued share capital of Tyman for **~$1.1 billion in enterprise value**

### Combined Company Financial Highlights

**~$2 Billion**
Pro Forma Revenue[1]

**Meaningfully Accretive to Earnings through Synergies**
EBITDA margin accretive

Materially EPS accretive in year 1

**Higher**
EBITDA margin for combined company

**~$30 Million**
recurring pre-tax cost synergies expected to be achieved within 2 years after completion

### Leadership & Headquarters

Led by George Wilson and the Quanex executive team

Combined company headquartered in Houston, Texas, same location as Quanex's current headquarters



### Approvals & Timing

Unanimously approved by Boards of Directors of both Quanex and Tyman

Currently expected to close in the second half of calendar year 2024, subject to the satisfaction of customary closing conditions, including shareholder approval from both Tyman and Quanex shareholders and regulatory approvals

Forward-Looking Statements This document (including information incorporated herein by reference) contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the transaction on the combined company, the expected timing and scope of the transaction, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of the combined company. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the transaction is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the transaction is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this document. These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document . All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Quanex does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules. No Offer or Solicitation The information contained in this document is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transaction or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this document is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations. Important additional information will be filed with the SEC In connection with the transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, QUANEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://investors.quanex.com/. Participants in the solicitation Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC. This document contains statements of estimated cost savings and synergies (together, the “Quantified Financial Benefits Statement”) arising from the Acquisition. A copy of the Quantified Financial Benefits Statement is set out below: The Quanex Directors, having reviewed and analysed the potential cost synergies of the Transaction, and taking into account the factors they can influence, believe that the Enlarged Group can deliver approximately USD$ 30 million of pre-tax recurring cost synergies on an annual run-rate basis, expected to be realised by the end of the second full year following completion of the Transaction. The quantified cost synergies, which are expected to originate from the cost bases of both Quanex and Tyman, are expected to be realised primarily from: • approximately 30 per cent. in corporate and listing related costs, generated from de-duplication and rationalisation of public company costs and of executive leadership; • approximately 30 per cent. in procurement savings from scale economies and consolidation of overlapping spend categories; and • approximately 40 per cent. in savings from consolidation and de-duplication of overlapping administrative and commercial functions and activities. The Quanex Directors expect approximately 50 per cent. of these cost synergies to be achieved by the end of the first 12-month period following completion of the Transaction and the full run-rate by the second anniversary of completion of the Transaction. The Quanex Directors estimate that the realisation of the identified cost synergies will result in one-off costs to achieve of approximately USD$ 35 million in aggregate over the first two years post completion of the Transaction. Potential areas of dis-synergy expected to arise in connection with the Transaction have been considered and were determined by the Quanex Directors to be immaterial for the analysis. The identified cost synergies will occur as a direct result of the success of the Transaction and would not be achieved on a standalone basis. The identified cost synergies reflect both the beneficial elements and relevant costs. Bases of Belief and Principal Assumptions for the Quantified Financial Benefits Statement In preparing the Quantified Financial Benefits Statement, Tyman has provided Quanex with certain operating and financial information to facilitate a detailed analysis in support of evaluating the potential synergies available from the Transaction. Where possible, estimated benefits and costs have been calculated on a bottom-up basis. In circumstances where data has been limited for commercial, regulatory, or other reasons, Quanex management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by Quanex management’s industry experience and knowledge of the existing businesses, together with consultation with Tyman. The synergy assumptions have been risk-adjusted. The cost bases used as the basis for the Quantified Financial Benefits Statement are Quanex last twelve months to 31 January 2024 (with adjustments made to reflect non-recurring items) and manpower costs and headcount data as of 25 March 2024, and Tyman audited financial results and headcount data for the year ending 31 December 2023 (with adjustments made to reflect non-recurring items and expected future changes in certain costs). In arriving at the Quantified Financial Benefits Statement, the Quanex Directors have assumed: • No material change to macroeconomic, political, legal, or regulatory conditions in the markets or regions in which Quanex and Tyman operate; • No material change in accounting standards; • No material change in the underlying operations of either business from the Transaction; • No material impact from divestments from either the Quanex or Tyman existing businesses; • No material change in tax legislation, tax rates, or other legislation in the UK or US that could materially impact the ability to achieve any benefits; • No material change in current foreign exchange rates; • Foreign exchange conversions based on 3 April 2024 spot rates; • The Enlarged Group will be publicly listed in the United States. In addition, the Quanex Directors have assumed that the cost synergies are substantively within Quanex’s control, albeit that certain elements are dependent in part on negotiations with third parties. Reports As required by Rule 28.1(a) of the Takeover Code, KPMG, as reporting accountants to Quanex, and UBS AG, London Branch, as financial adviser to Quanex, have provided the reports required under that Rule. Copies of these reports are included in the announcement made by Quanex Building Products Corporation and Tyman plc on or about the date of this document. Notes The Quantified Financial Benefits Statement relates to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. In addition, due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, the estimated synergies referred to may not be achieved, or may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. The Quantified Financial Benefits Statement should not be construed as a profit forecast or interpreted to mean that Quanex’s earnings in the first full year following completion of the Acquisition, or in any subsequent period, will necessarily match or be greater than or be less than those of Quanex or Tyman for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement is the responsibility of Quanex and the Quanex Directors Quanex has engaged UBS as a financial advisor in connection with the transaction referred to herein. UBS is acting exclusively for Quanex and no one else in connection with the possible offer and the contents of this announcement. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this announcement or any other matter referred to herein.

PRESENTATION Operator Again, thank you for standing by, and welcome to the Quanex to acquire Time and conference call. (Operator Instructions). Please be advised that today's conference is being recorded. I would now like to hand the conference over Scott Zuehlke, Senior Vice President, CFO, and Treasurer. Please go. Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer Thanks for joining the call this morning. On the call with me today is George Wilson, our Chairman, President and CEO. Earlier this morning, we announced that we have reached an agreement on the terms of a recommended cash and share offer for a time and a UK listed company and a leading provider of differentiated, highly engineered products for the Finnish station industry. We have issued a UK Takeover Code Rule 2.7 announcement, a press release as well as presentation slides, which are all available on our IR website. Please note, we will be for presentation slides during today's call. Before we begin, as a reminder, this conference call will contain forward-looking statements and some discussion of our non-GAAP measures. Forward-looking statements and guidance discussed on this call in our earnings in our press release and in the rule, 2.7 announcement are based on current expectations. Actual results or events may differ materially from such statements and guidance and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events. For a more detailed description of our forward-looking statement disclaimer and a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures as well as adjustments made to time and IFRS. align measures, please see our press release and the appendix of today's presentation, both of which are posted to the Investors section of our website. I'll now turn the call over to George for opening remarks. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thanks, Scott. Good morning and thanks for joining the call today. We are excited to speak to you about our acquisition of time and which will enable us to create a comprehensive solutions provider in the building products industry with a strong presence across North America in the EMEA region and bring us closer to our goal of achieving approximately $2 billion in revenue today, we will walk through the highly compelling industrial logic of the transaction and how it is fully aligned with our bigger strategic roadmap for growth and value creation. Scott will then walk through the attractive financial rationale, and then we will open the line for questions. 2

So turning to Slide 5. We have agreed to acquire time and for approximately $1.1 billion in enterprise value. Diamond shareholders will receive a mix of cash and stock comprising 240p in cash and 0.05715 shares of Quantic stock. This implies a value of 400p per share based on the last closing share prices of Quanex, a cap or alternative of 0.14288 shares of Quanta stock for each time and share will also be available for up to 25% of time and shares outstanding. Common shareholders are expected to own between approximately 30% and 32% of the combined business on a pro forma basis, depending on shareholder elections on a fully diluted basis. In addition, Diamond shareholders will receive the 9.5p final dividend previously declared by time and on March seventh, 2024. Our offer is funds Certen under the UK Takeover Rules and new debt financing has been arranged for the cash portion of the consideration, which Scott will go into more detail about later in the presentation. Pro forma adjusted EBITDA net leverage is anticipated to be approximately 2.1 times as of October 31, 2024, inclusive of run-rate cost synergies. And we expect the strong cash flow generation of the combined business will help us rapidly deleverage. Now turning to Slide number six. On a pro forma basis, the combined business would have had fiscal 2023 revenues of approximately $2 billion and adjusted EBITDA of approximately [$310 million], including synergies. We expect approximately $30 million of annual cost synergies, which we plan to fully realize within two years. Following completion of the acquisition, we also believe there is potential for and revenue synergies to be captured from cross-selling and other revenue initiatives. Executing on this additional upside potential will be a key focus as we work to integrate the businesses once the transaction closes. Importantly, and consistent with our profitable growth strategy, this transaction will be accretive to our adjusted EBITDA margin and will be materially accretive to EPS in year one following close. We currently expect to close the transaction in the second half of calendar year 2024, subject to receiving approval from both quantum and timing shareholders as well as the required regulatory approvals and other customary closing conditions. But turning to slide number seven. Today is an important day for Quanex time and more importantly, what we can do together as two highly complementary businesses with a talented team of employees time and has built an attractive portfolio of world-class brands, including names, very truth, Europe and Jesse, to name a few across a wide product range and hardware sales and access solutions mainly cater to fenestration and access solution OEM customers similar to U.S. time and have a meaningful presence in North America, the UK and Ireland, as well as other international geographies in addition to sales directly to OEMs. Simon also sells through well established distribution network in the most recent fiscal year ended December 2023, time and generated $818 million of revenue and $120 million of adjusted EBITDA at an approximately 15% margin we have long admired the strong business that the time and team has built their team is approximately [3,600] strong. And we look forward to their team joining ours as we head into the next chapter. Turning to slide number eight. This is a transformative strategically compelling acquisition, and we are excited about the prospects of the combined business going forward. First, the transaction presents a unique opportunity to create a larger supplier of components to building product OEMs with leading positions globally. So Simon's products are highly complementary to Quanta's existing portfolio and is a strong strategic fit across products and geographies. Third, our combined manufacturing footprint will be truly global and reach with differentiated capabilities. As mentioned earlier, we expect significant synergies that will drive EBITDA margin accretion and a strong cash flow profile. Importantly, this transaction accelerates our bigger strategic roadmap and is aligned with our bold acquisition strategy to drive growth and value creation for our shareholders. And finally, we will preserve a strong balance sheet with ample liquidity and the ability to quickly delever post-transaction. Now let me go through each of these points in just a bit more detail on Slide 9, you can see that we will have significantly enhanced scale with the combined business having approximately $2 billion in revenue in fiscal year 2023 and approximately $310 million in adjusted EBITDA, inclusive of cost synergies and nearly doubling current levels with a meaningfully enhanced margin of approximately 16% with time it's well recognized brands and seals and extrusions Window and Door Hardware, commercial access solutions and smart wear and automation. We will be able to deliver an enhanced offering of differentiated components to our customers. You can also see that the time and portfolio enables us to expand our offerings to an enhanced offering of engineered components for the OEMs. 3 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

Turning to slide 10, which provides a snapshot of the very strong strategic fit of our businesses across products and geographies. Our highly complementary product portfolios and customer bases will generate significant cross-selling opportunities. I wanted to remind you all that these revenue benefits have not been included in our quantified synergies estimate in this presentation. Geographically, we will still be a strongly North American weighted business at 73% of revenue. At the same time time as international footprint introduces us to new geographies that will extend our global reach to build on our existing UK and German presence. On Slide 11, we have mapped out the global manufacturing locations between the two companies. As you can see, we will establish a more diverse manufacturing footprint across North America and Europe and facilities will be highly complementary to our existing footprint and we'll add to our presence in the EMEA region. Now turning to slide 12, as some of you may be aware, the UK takeover code has stringent requirements about the amount of announced synergies and the process to review these. And this number is rigorous. We have quantified approximately $30 million of run rate cost synergies, which we expect to fully realize within two years following the transaction close, approximately 30% of these synergies are expected to come from corporate and listing related costs. Another 30% of the synergies are tied to procurement savings from scale economies and the remainder of the synergies are expected to come from administrative and commercial savings. We expect onetime costs of approximately $35 million in aggregate over the first two years post completion of the acquisition to achieve these run-rate cost synergies. And while not quantified, nor included in our pro forma numbers in this presentation, we do expect there to be additional revenue synergies from cross-selling among other revenue initiatives. Before I hand the call over to Scott, I would like to reiterate how well the acquisition of time and maps to our stated bigger strategic goals that this transformative transaction aligns with our bold acquisition strategy to drive growth in key focus areas. It adds innovative new product development to our existing capabilities. It positions us well for above market growth in our key channels. It creates a more global company with access to new market opportunities and an expanded manufacturing footprint. Both timing and quantities have a strong focus on sustainable operations and on helping our customers drive sustainable business models. And finally, our combined business will be more operationally, flexible and quicker to respond to new opportunities and technologies. I will now hand the call over to Scott to walk through the rest of the presentation. Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer Thanks, George. As you can see on slide 14, we anticipate modest pro forma adjusted EBITDA net leverage of approximately 2.1 times as of October 31, 2024 with ample liquidity. Based on strong cash flow generation and our solid track record of paying down debt, we expect rapid deleveraging to approximately 1.5 times in the medium term. Given this prudent capital structure, we will be well positioned to accelerate future growth, both organically and through value accretive acquisitions, while may while remaining committed to returning capital to our shareholders as appropriate. Furthermore, we will continue to review and optimize our portfolio, which may provide additional liquidity, enhance the overall business and drive further debt reduction. Overall, we believe we are well positioned to continue delivering superior returns for our investors and shareholders. Turning to slide 15, based on the diligence performed leading up to today's announcement, we've undertaken a preliminary operational review of and developed an integration plan for the combined business. We have a proven track record of successfully integrating acquired assets, realizing synergies and driving operational change. Our team will implement lessons learned from prior acquisitions to ensure a smooth integration process. We will continue to refine this plan. We continue to we intend to complete approximately 50% of the integration within 12-months of closing the transaction. Importantly, we will place a strong focus on maintaining operational excellence and minimize any disruption to customers throughout this process. Our goal remains to 4 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

ensure that we are delivering our customers a best in class offering. We feel confident that bringing these two teams together is the best way to achieve this. Slide 16 provides a high-level overview of the process from today's announcement through close, which we currently expect during the second half of calendar year 2024 Taleo's Thailand's largest shareholder, has provided an irrevocable undertaking to vote in favor of the transaction at the time and shareholder meetings, Taleo's owns approximately 16.4% of time and shares outstanding. Tele2 has undertaken to elect for the capital All-Share alternative with respect to all of its shares in time, we see that as a significant vote of confidence in the attractiveness of the enlarged Quanex business that we will create through this transaction, in addition to shareholder approval from Quanex in time. And shareholders' closing will all be subject to customary regulatory approvals on that. Now I'll hand the call back to George for closing comments. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thank you, Scott. In closing and on slide 17, I would like to reiterate how very excited we are to announce this acquisition of Timon while creating a leading global provider of engineered components with approximately $2 billion of revenue in 2023. This is a highly strategic transaction that will meaningfully enhance our financial profile and offer a significant value creation opportunity for our shareholders, all while maintaining a prudent balance sheet, which allows us flexibility for future growth. Lastly, it is fully aligned with our bigger strategic roadmap, which we will continue to execute upon. And with that, operator, we would now like to open the line up for questions. QUESTIONS AND ANSWERS Operator (Operator Instructions) Reuben Garner, Benchmark. Reuben Garner - The Benchmark Company, LLC - Analyst Thank you good morning, everybody, and congrats on the deal. Does that maybe make your guard the $30 million synergy estimate? Can you talk to me about your confidence in achieving that? And then I noticed that there wasn't any manufacturing consolidation or anything like that. Are there opportunities to kind of leverage the different locations that you guys have been growing some of your businesses? Okay. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Great question, Gregg. We don't have a great question. Ruben on. We've done a lot of work and we've had our view on time. And for a long time, we're extremely complementary businesses in terms of our confidence in the ability to get the synergies, as we mentioned in the conversation, the process in the UK of identifying and then confirming and verifying the synergy estimates is pretty stringent. So we've spent an enormous amount of time and obviously, we are extremely confident in our ability to achieve these estimated synergies between our companies in addition, and as Scott mentioned, we've done this before home. We've successfully integrated HL., the Woodcraft business. You go down through the small acquisition in terms of our compounding LMI compounding business where we effectively purchased integrated and delevered within one full year on this. This is what we do, and we're extremely confident in our ability to do this again. 5 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

Reuben Garner - The Benchmark Company, LLC - Analyst Okay. And as it looks like time and is a very, very strong free cash flow generator themselves a recent recently at least last five, six, seven years. Can you just talk about how this kind of changes your capital allocation and M&A strategy on a go-forward basis? George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Yes, short term, I think the important thing to say here and another great question, Ram and the structure of this deal and how we structured this is a combination of both a cash and stock known consideration was very important for us because no matter what deal we did that would be transformational. We always wanted to maintain the ability to have flexibility and capitalize on other opportunities on a go forward basis. So I think the way we've structured this deal and coming out with a a on the pro forma leverage of approximately 2.1 times on gives us exactly the ability to do that with bolt-ons. Obviously, the priority in year one will be to delever and work on the integration and capturing the synergies. But you can't always pick and choose when opportunities do arise and something that's small and we will absolutely have the our capacity and flexibility to do that. Reuben Garner - The Benchmark Company, LLC - Analyst Great. Thanks. Congrats again, guys and good luck going forward. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Really appreciate the room Operator (Operator Instructions) Adam Thalhimer, Thompson Davis & Co. Adam Thalhimer - Thompson Davis & Co. - Analyst Hey, good morning, guys. Congrats on the transaction. Just a quick question on, are there their customer base or is it the same top five customers in the U.S.? Is the mix similar and what have you heard from large customers about that combinations? George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer So our as we looked and one of the reasons we've always felt like the timing business was a good fit for being a part of Quanex was the fact that our customer base is so similar home. So although I can't get into the details of where we're at in terms of customer one two and three. I will tell you it's extremely complementary, which allows us to E&O to figure out ways to continue to provide better value for our customers. And it also allows us more confidence in getting those synergies. In terms of the conversations you announced this late night, I'm sure that we'll have a lot of time to talk and we'll explain them to our customers wide access. I suspect that there won't be many surprises because everyone understands the complementary nature of this business. In fact, in the past when we were operated in separate companies. We've actually done joint marketing things together because we don't compete with one another and any other areas, but we serve the same customer base. So I don't think it will be a surprise in the marketplace. 6

Reuben Garner - The Benchmark Company, LLC - Analyst Yeah, it looks like a remarkable fit. And second question, it's a slight difference, but you're operating margins north American Fenestration or call it 11% theirs or [13%] in North America. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Just curious why their margin profiles touch higher as we look at the business as one of the things you know, and we've talked about over multiple earnings calls over the last couple of years that as we look at acquisitions and potential targets, one of the things that we knew was going to be a key for us is we felt that we wanted to identify things that would be margin accretive to us. Now when you look at the product portfolio, I think the difference in margin on really resides around the type of products and the mix that they have. They've done at a time and has done a fantastic job of creating engineered product solutions that tend to be at a higher level in the chain. And whereas when you look at our North American business, although we have that as well, we've also got some products that are, I would say, more commoditized than maybe at the entry level. So the mix of our product is probably a little more unfavorable than what we're acquiring in part of the reason we again love this deal so much is because it would be accretive and is extremely complementary to us. Adam Thalhimer - Thompson Davis & Co. - Analyst Great. Thanks for the time. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thanks, Adam. Operator (Operator Instructions) Steven Ramsey, Thompson Research Group. Steven Ramsey - Thompson Research Group, LLC - Analyst Good morning, a very interesting deal here. Wanted to ask as you enter this as you enter this period of applying cash flow to debt reductions, do you have a target for how long that will take. And does this mean if you taking share repurchases off the table during this time frame, it seems to me your pro forma debt level, it's even conservative at two times and reaching that one time certainly would enable a lot more options. Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer Yeah, clearly, we have a track record really over the past five years of using cash to pay down debt to get to a very healthy balance sheet. That is still a focus probably even more so now. So you should expect us to continue to do that post close I think the medium term target of 1.5 times, say, medium term, that just means it won't happen by the end of this fiscal year. But I think that's a very achievable target in the not-too-distant future and sniper. 7 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer And to add the Scott, what we will do is this gives us the scale to continue to look at the entire portfolio of both businesses, find what's core on if something is the non-core gives us more flexibility to potentially divest. And as we said, we feel like we're we're extremely happy in an extremely good position to be able to add to the portfolio with things that would be margin accretive on if those opportunities arise. So we feel very comfortable about the debt level and the on. We've always been a conservative company. So we'll get to where we need to be in a very short period of time. Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer And then on the second piece on the stock repurchase program, we still have [68 million] of authorization there, which is opportunistic in nature. There's no [10b5] in place so that we will continue to be opportunistic there. I mean, clearly, the focus is going to be paying down debt, but we will talk regularly with the Board about capital allocation, how are you best to use our cash flow. Steven Ramsey - Thompson Research Group, LLC - Analyst Okay. That's helpful. And then second one for me. This is clearly a big step on the journey to get bigger when the journey started. As you started this plan did you envision a large deal like this, maybe not this one in particular, but high level that you foresee more smaller to midsize deals or larger ones? And then as it's been alluded to already looking out over the next four to five years as you continue down this path, are there bigger ones or again, do you expect a smaller, midsize? George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Great question. So as I mentioned an earlier question on, we've signaled our desire to grow and over numerous earnings calls. And so, you know, laying out our strategy to the public is been very methodical and thoughtful, and we were trying to identify that. Listen, we were looking to do something now. We've never gone into this with an idea of it's going to be this size or this size? What we have done and I'm very proud of this team for per exactly this is we've stayed very true to our strategic roadmap, and we mentioned that we had specific things that we were looking for and any deal that we would do LMI accomplished that and time and it accomplishes all of these as well. So we're looking at, does it either add to our existing chain or take us into a new process or a new market that has a better growth profile than what we have today, is it margin accretive, the culture and the safety aspect of what we're trying to do fit. So And regardless of what the size of the loss on, that's what we would execute on this opportunity. Listen, we've known time, as I said, for many years, and we've always been impressed with what that leadership team has done and how they've grown and developed over the years to. So we know each other as well as we do on, we were able to identify and really highlight the the cultures being so similar on we're just so excited to be able to do this. And we think we're going to be able to create our values for all of all four of our stakeholders. This will have benefits long term for our shareholders. It's going to have benefits to our customers because we can continue to be quicker in response to develop new products and provide better services. It gives us opportunities for our employees to be a part of a bigger organization and give give career path enhancements to. And then we both adhere to the U.S. Our goal of making improvements in the communities that were located in. So for us, this was a no-brainer. Steven Ramsey - Thompson Research Group, LLC - Analyst That's very helpful. Thank you, guys. 8

Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer Appreciate it. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thank you. Operator (Operator Instructions) Julio Romero, Sidoti & Company. Julio Romero - Sidoti & Company, LLC - Analyst Thanks, hey, good morning, George and Scott. Congratulations on the deal. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thank you. Good morning. Julio Romero - Sidoti & Company, LLC - Analyst Hey, guys. Can you maybe talk about the organic sales growth rate of the business in the last few years. I saw on slide 7, you have the last three years there, and I saw it's been yes, somewhat declining. I'm sure there's noise there regarding price cost and I'm not sure if there's any divestitures or maybe acquisitions there. And Bob, just any context you could add to Simon's top line performance the last few years and how we should think about the underlying organic growth rate, both historical and a go-forward basis. Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer In general, I would say the underlying organic growth rates as we do serve the same markets and have similar customers just like our so I would say low to low to mid-single digits market growth is what you expect. And they did make a small acquisition last year. I think they had contribution from that acquisition for about half of the year. So this year will be the 1st year or it will or they will have full contribution from that one acquisition. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer And the other thing that's probably impacted a little bit. They're waiting to European and international markets are a little greater than ours. And obviously, those markets have been hit much harder than North America. So, you know, as we looked into it and we've done our diligence work, we're very confident in their go-forward growth model on. We are confident that you know their modeling of the out years matches what we're looking at and though very confident on what we can do together on a go-forward basis as well. So we feel pretty comfortable with where they're at where they've been and where we're going. 9 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

Julio Romero - Sidoti & Company, LLC - Analyst Okay. Got it. And my second question would be just thinking about the end market mix on a combined basis going forward, what does that look like in North America on with regards to residential versus commercial going forward? And then secondly, in North America, on the residential portion, what does the new construction and repair and remodel split look like going forward? George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Yeah, I think the market served will be will be very similar from they have a little more on commercial with some of their engineered security systems. The automated systems on that serve a little more of the commercial market than we do. But we're again, very almost eerily similar and how we're structured. And again, that was one of the major points. So I don't think you'll see any significant or meaningful movements on that in the markets verse R&R versus new construction and then maybe a little more weighting to commercial. Julio Romero - Sidoti & Company, LLC - Analyst Thanks a lot, and congrats again, guys. I'll hop back into queue. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thank you. Operator (Operator Instructions) Jerome Brunel, [Investec]. Jerome Brunel - Investec PLC - Analyst Thank you very much. A great deal, guys. Congratulations. And I think your question Two question, if I may. Do you see any divestment requirement from the regulators as you are highlighting the complementarity both in customer base and in product? And secondly, do you see any risk of flowback following completion, given the fact that some UK shareholders might not be able to own a US-listed store and therefore, why didn't you offer a full cash option like in a traditional mix-and-match mix-and-match fashion? Thank you. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Now both great questions, and I will handle the first one as it really relates about any sort of regulatory divestment requirements on. We've spent a lot of time on looking at this. As you stated, and as we've stated, you know, we feel like our Our businesses are complementary, not competitive, but there is virtually no overlap in terms of what we do so on. We wouldn't have gone into this if we felt like there were any concerns. And I would be extremely surprised if we run into any sort of regulatory concerns or foresight and divestiture. Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer And then on the incremental on a potential flowback, it clearly that. That's something that we've looked into, and we're confident in the merits of the acquisition, and we're confident in our ability to drive value for both Quanex and time and shareholders. 10

We expect time and shareholders to see the benefits of the combined company and many will choose a whole our shares to benefit from the upside. Jerome Brunel - Investec PLC - Analyst Understood. Your right. Thank you very much. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thank you. Operator (Operator Instructions) Julio Romero, Sidoti & Company. Julio Romero - Sidoti & Company, LLC - Analyst Thanks for taking the follow up. Just on the how should we think about modeling this with regards to Equinix's legacy business segments? Scott Zuehlke - Quanex Building Products Corp - Senior Vice President, Chief Financial Officer, Treasurer Yes. So more to follow on that, Julio, as we go through this integration process. It's something that we're talking about. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer You know, I think, as you know, since this transaction does involve a U.K. listed target. We are restricted about some of the team that can give right now and are not able to disclose or express anything outside of what's in that two point announcement. So we'll continue to give more as we can. But there are some certain rules about what we can say and what we can't say right now. Julio Romero - Sidoti & Company, LLC - Analyst Got you. And then maybe the only other question I have is if you can answer it or not, is just thinking about the go-forward CapEx for the company? George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer As we look at it, it's early in the in the transaction. I think both companies are going to utilize relatively low amounts of CapEx on. I don't see anything that significantly changes, but as we learn more about the company, there will be more to come from that. So what I will say is that our intent is to continue to invest and grow both in organic and inorganic are continuing to support the manufacturing operations to push them to be more a place and we will have the capability and the capacity to continue to invest in both of these go forward basis. So well, we plan to do exactly that. 11 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

Julio Romero - Sidoti & Company, LLC - Analyst Great. Thanks very much. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer Thank you. Operator Thank you. And I'm showing no further questions at this time, and I would like to hand the conference over to George Wilson for any further remarks. George Wilson - Quanex Building Products Corp - Chairman of the Board, President, Chief Executive Officer I would like to take a moment to thank you all for participating on the call and listening to us today. We're very excited about this opportunity on a go-forward basis, look forward to creating value for our shareholders, and we look forward to giving updates into the future. Thank you all. Operator This concludes today's conference call. Thank you for participating. You may now disconnect. 12 APRIL 22, 2024 / 12:30PM, NX.N - Quanex Building Products Corp To Acquire Tyman PLC

Forward-Looking Statements

This document (including information incorporated herein by reference) contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the Transaction on the combined company, the expected timing and scope of the Transaction, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of the combined company. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Transaction is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the Transaction is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this document.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document . All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Quanex does not undertake any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this document is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this document is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the Transaction. Any decision in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the Transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the Transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, QUANEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://investors.quanex.com.

Participants in the solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

This document contains statements of estimated cost savings and synergies (together, the “Quantified Financial Benefits Statement”) arising from the Transaction.

A copy of the Quantified Financial Benefits Statement is set out below:

The Quanex Directors, having reviewed and analyzed the potential cost synergies of the Transaction, and taking into account the factors they can influence, believe that the Enlarged Group can deliver approximately $30 million of pre-tax recurring cost synergies on an annual run-rate basis, expected to be realized by the end of the second full year following completion of the Transaction.

The quantified cost synergies, which are expected to originate from the cost bases of both Quanex and Tyman, are expected to be realized primarily from:

•	approximately 30 per cent. in corporate and listing related costs, generated from de-duplication and rationalization of public company costs and of executive leadership;

•	approximately 30 per cent. in procurement savings from scale economies and consolidation of overlapping spend categories; and

•	approximately 40 per cent. in savings from consolidation and de-duplication of overlapping administrative and commercial functions and activities.

The Quanex Directors expect approximately 50 per cent. of these cost synergies to be achieved by the end of the first 12-month period following completion of the Transaction and the full run-rate by the second anniversary of completion of the Transaction.

The Quanex Directors estimate that the realization of the identified cost synergies will result in one-off costs to achieve of approximately $35 million in aggregate over the first two years post completion of the Transaction.

Potential areas of dis-synergy expected to arise in connection with the Transaction have been considered and were determined by the Quanex Directors to be immaterial for the analysis.

The identified cost synergies will occur as a direct result of the success of the Transaction and would not be achieved on a standalone basis. The identified cost synergies reflect both the beneficial elements and relevant costs.

Bases of Belief and Principal Assumptions for the Quantified Financial Benefits Statement

In preparing the Quantified Financial Benefits Statement, Tyman has provided Quanex with certain operating and financial information to facilitate a detailed analysis in support of evaluating the potential synergies available from the Transaction. Where possible, estimated benefits and costs have been calculated on a bottom-up basis. In circumstances where data has been limited for commercial, regulatory, or other reasons, Quanex management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by the Quanex management’s industry experience and knowledge of the existing businesses, together with consultation with Tyman.

The synergy assumptions have been risk-adjusted.

The cost bases used as the basis for the Quantified Financial Benefits Statement are Quanex last twelve months to 31 January 2024 (with adjustments made to reflect non-recurring items) and manpower costs and headcount data as of 25 March 2024, and Tyman audited financial results and headcount data for the year ending 31 December 2023 (with adjustments made to reflect non-recurring items and expected future changes in certain costs).

In arriving at the Quantified Financial Benefits Statement, the Quanex Directors have assumed:

•	No material change to macroeconomic, political, legal, or regulatory conditions in the markets or regions in which Quanex and Tyman operate;

•	No material change in accounting standards;

•	No material change in the underlying operations of either business from the Transaction;

•	No material impact from divestments from either the Quanex or Tyman existing businesses;

•	No material change in tax legislation, tax rates, or other legislation in the UK or US that could materially impact the ability to achieve any benefits;

•	No material change in current foreign exchange rates;

•	Foreign exchange conversions based on 3 April 2024 spot rates;

•	The Enlarged Group will be publicly listed in the United States.

In addition, the Quanex Directors have assumed that the cost synergies are substantively within Quanex’s control, albeit that certain elements are dependent in part on negotiations with third parties.

Reports

As required by Rule 28.1(a) of the Takeover Code, KPMG, as reporting accountants to Quanex, and UBS AG, London Branch, as financial adviser to Quanex, have provided the reports required under that Rule. Copies of these reports are included in the announcement made by Quanex Building Products Corporation and Tyman plc on or about the date of this document.

Notes

The Quantified Financial Benefits Statement relates to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. In addition, due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, the estimated synergies referred to may not be achieved, or may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated.

The Quantified Financial Benefits Statement should not be construed as a profit forecast or interpreted to mean that Quanex’s earnings in the first full year following completion of the Acquisition, or in any subsequent period, will necessarily match or be greater than or be less than those of Quanex or Tyman for the relevant preceding financial period or any other period.

For the purposes of Rule 28 of the Takeover Code, the Quantified Financial Benefits Statement is the responsibility of Quanex and the Quanex Directors.